UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2014

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 1, 2014, The McClatchy Company (the “Company”) announced that it, along with Tribune Media Company, Graham Holdings Company, and A. H. Belo Corporation, has completed the sale of the membership interests held in Classified Ventures, LLC (“CV”) to Gannett Co., Inc. as contemplated by the Unit Purchase Agreement (the “Purchase Agreement”) dated August 5, 2014, by and among CV, the Company, Tribune Media Company, Graham Holdings Company, and A. H. Belo Corporation, Gannett Co., Inc., and certain of their respective wholly-owned subsidiaries. A copy of the press release announcing the closing of the transaction is furnished with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1        Press Release dated October 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 2, 2014	The McClatchy Company

/s/ R. Elaine Lintecum
By: R. Elaine Lintecum Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 1, 2014